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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported): October 17, 2001


                            LEHMAN ABS CORPORATION
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            (Exact name of registrant as specified in its charter)


              Delaware                     333-76627            13-3447441
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   (State or Other Jurisdiction of       (Commission        (I.R.S. Employer
           Incorporation)                File Number)       Identification No.)

                         Three World Financial Center
                               200 Vesey Street
                           New York, New York 10022
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 526-7000
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Item 5.  Other Events
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Filing of Computational Materials.
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     In connection with the offering of the Lehman ABS (the "Company")
Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates, Series 2001-B (the "Certificates"), Lehman Brothers Inc. as the underwriter of the Certificates (the "Underwriter") has provided certain materials (the "Computational Materials") for distribution to potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the collateral in the related portfolio, it did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by Lehman Brothers Inc. are attached hereto as Exhibit 99.1.


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Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1    Computational Materials



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LEHMAN ABS CORPORATION



                                       By: /s/  Samir A. Tabet
                                           -----------------------------------
                                           Name:   Samir A. Tabet
                                           Title:  Senior Vice President



Dated:  October 19, 2001

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                                 Exhibit Index
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Exhibit                                                                  Page
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99.1  Computational Materials..............................................


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                    Exhibit 99.1: Computational Materials.
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